EXHIBIT 24

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Jon F. Chait

hereby constitute and appoint Manuel Marquez Dorsch, Mary Jane Raymond and Latham Williams, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Hudson Global, Inc. (the “Company”) to the Registration Statement on Form S-8 and any amendments (including post-effective amendments) or supplements thereto relating to the securities to be offered and sold pursuant to the Hudson Global, Inc. Amended and Restated 2009 Incentive Stock and Awards Plan and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced securities under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 28th day of July, 2012.

/s/ Jon F. Chait
Jon F. Chait

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Robert B. Dubner

hereby constitute and appoint Manuel Marquez Dorsch, Mary Jane Raymond and Latham Williams, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Hudson Global, Inc. (the “Company”) to the Registration Statement on Form S-8 and any amendments (including post-effective amendments) or supplements thereto relating to the securities to be offered and sold pursuant to the Hudson Global, Inc. Amended and Restated 2009 Incentive Stock and Awards Plan and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced securities under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 26th day of July, 2012.

/s/ Robert B. Dubner
Robert B. Dubner

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

John J. Haley

hereby constitute and appoint Manuel Marquez Dorsch, Mary Jane Raymond and Latham Williams, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Hudson Global, Inc. (the “Company”) to the Registration Statement on Form S-8 and any amendments (including post-effective amendments) or supplements thereto relating to the securities to be offered and sold pursuant to the Hudson Global, Inc. Amended and Restated 2009 Incentive Stock and Awards Plan and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced securities under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 26th day of July, 2012.

/s/ John J. Haley
John J. Haley

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Jennifer Laing

hereby constitute and appoint Manuel Marquez Dorsch, Mary Jane Raymond and Latham Williams, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Hudson Global, Inc. (the “Company”) to the Registration Statement on Form S-8 and any amendments (including post-effective amendments) or supplements thereto relating to the securities to be offered and sold pursuant to the Hudson Global, Inc. Amended and Restated 2009 Incentive Stock and Awards Plan and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced securities under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 26th day of July, 2012.

/s/ Jennifer Laing
Jennifer Laing

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

David G. Offensend

hereby constitute and appoint Manuel Marquez Dorsch, Mary Jane Raymond and Latham Williams, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Hudson Global, Inc. (the “Company”) to the Registration Statement on Form S-8 and any amendments (including post-effective amendments) or supplements thereto relating to the securities to be offered and sold pursuant to the Hudson Global, Inc. Amended and Restated 2009 Incentive Stock and Awards Plan and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced securities under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 26th day of July, 2012.

/s/ David G. Offensend
David G. Offensend

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Richard J. Stolz

hereby constitute and appoint Manuel Marquez Dorsch, Mary Jane Raymond and Latham Williams, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Hudson Global, Inc. (the “Company”) to the Registration Statement on Form S-8 and any amendments (including post-effective amendments) or supplements thereto relating to the securities to be offered and sold pursuant to the Hudson Global, Inc. Amended and Restated 2009 Incentive Stock and Awards Plan and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced securities under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 26th day of July, 2012.

/s/ Richard J. Stolz
Richard J. Stolz